Share Capital	12 Months Ended
Dec. 31, 2012
Share Capital
16.	SHARE CAPITAL

(a)	Equity Incentive Plan

The Company has an Employees’ and Directors’ Equity Incentive Plan (the “Equity Incentive Plan”), which includes three components: (i) a Share Option Plan; (ii) a Share Bonus Plan; and (iii) a Share Purchase Plan.

(i)	The Share Option Plan authorizes the Board of Directors of the Company to grant options to directors and employees of Turquoise Hill to acquire common shares of the Company at a price based on the weighted average trading price of the common shares for the five days preceding the date of the grant. Options vest over four years and have seven year contractual terms unless otherwise determined from time to time by the Board of Directors, on the recommendation of the Compensation and Benefits Committee. The Share Option Plan also provides that these options may, upon approval of the Board of Directors, be converted into stock appreciation rights.

(ii)	The Share Bonus Plan permits the Board of Directors of the Company to authorize the issuance, from time to time, of common shares of the Company to employees of the Company and its affiliates.

(a)	Equity Incentive Plan (continued)

(iii)	The Share Purchase Plan entitles each eligible employee of Turquoise Hill to contribute up to seven percent of each employee’s annual basic salary in semi-monthly instalments. At the end of each calendar quarter, each employee participating in the Share Purchase Plan is issued common shares of the Company equal to 1.5 times the aggregate amount contributed by the participant, based on the weighted average trading price of the common shares during the preceding three months.

The Company is authorized to issue a maximum of 6.5% of the issued and outstanding Common Shares (December 31, 2012 - 65,359,809) pursuant to the Equity Incentive Plan. At December 31, 2012, an aggregate of 49,183,597 common shares were available for future grants of awards under the plan.

The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. The Black-Scholes option-pricing model requires the input of subjective assumptions, including the expected term of the option award and stock price volatility. The expected term of options granted is derived from historical data on employee exercise and post-vesting employment termination behaviour. Expected volatility is based on the historical volatility of the Company’s stock. These estimates involve inherent uncertainties and the application of management judgment. In addition, the Company is required to estimate the expected forfeiture rate and only recognize expense for those options expected to vest. As a result, if other assumptions had been used, the recorded stock-based compensation expense could have been materially different from that reported.

The weighted average grant-date fair value of stock options granted during 2012 and 2011 was Cdn$1.01 and Cdn$13.47, respectively. The fair value of these options was determined using the Black-Scholes option pricing model, using the following weighted average assumptions:

	2012		2011
Risk-free interest rate		1.09%		1.66%
Expected life		0.9 years		3.0 years
Expected volatility		39%		65%
Expected dividends	$	Nil	$	Nil

(a)	Equity Incentive Plan (continued)

A summary of stock option activity and information concerning outstanding and exercisable options at December 31, 2012 is as follows:

	Options Available for Grant	Options Outstanding	Weighted Average Exercise Price
			(Expressed in Canadian dollars)
Balances, December 31, 2010	20,244,373	16,712,070	$9.45
Increase in amount authorized	14,120,328	—	—
Options granted	(9,585,923)	9,585,923	20.02
Options exercised	—	(2,675,335)	8.81
Options cancelled	173,596	(173,596)	11.95
Bonus shares	(315,777)	—	—
Shares issued under share purchase plan	(25,766)	—	—

Balances, December 31, 2011	24,610,831	23,449,062	$13.83
Increase in amount authorized	23,701,143	—	—
Options granted	(8,484,971)	8,484,971	13.34
Options exercised	—	(6,069,382)	7.15
Options cancelled	9,487,303	(9,487,303)	14.66
Options expired	201,136	(201,136)	14.50
Bonus shares	(291,625)	—	—
Shares issued under share purchase plan	(40,220)	—	—

Balances, December 31, 2012	49,183,597	16,176,212	$15.58

At December 31, 2012, the U.S. dollar equivalent of the weighted average exercise price was $15.70 (December 31, 2011 - $13.54).

The total intrinsic value of options exercised during the years ended December 31, 2012 and 2011 was $24.1 million and $44.4 million, respectively.

As at December 31, 2012, options vested and expected to vest totalled 16,176,212 (December 31, 2011 - 23,449,062) and had an aggregate intrinsic value of $4.7 million (December 31, 2011 - $137.2 million).

(a)	Equity Incentive Plan (continued)

The following table summarizes information concerning outstanding and exercisable options at December 31, 2012:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Life (in years)	Weighted Average Exercise Price Per Share	Number Exercisable	Weighted Average Exercise Price Per Share
(Expressed in Canadian dollars)			(Expressed in Canadian dollars)		(Expressed in Canadian dollars)
$2.82 to $7.03	1,147,669	3.05	$3.58	1,147,669	$3.58
$7.04 to $8.20	2,662,094	3.94	8.12	1,619,732	8.20
$8.21 to $12.62	2,349,835	1.61	9.09	2,011,314	9.04
$12.63 to $17.70	3,412,349	3.80	14.33	2,880,952	14.23
$17.71 to $27.83	6,604,265	4.36	23.62	4,496,299	23.46

	16,176,212	3.68	$15.58	12,155,966	$14.98

As at December 31, 2012, total unrecognized compensation cost related to unvested stock options was $20.1 million. This cost is expected to be recognized over a weighted-average period of approximately 1.3 years.

As at December 31, 2012 the aggregate intrinsic value for fully vested stock options was $4.7 million (December 31, 2011 - $86.9 million).

Stock-based compensation charged to operations was incurred by Turquoise Hill as follows:

	Year Ended December 31,
	2012	2011
Turquoise Hill Resources Ltd. (i)	$68,961	$44,256
SouthGobi Resources Ltd.	13,689	13,751
Ivanhoe Australia Ltd.	9,216	13,043

	$91,866	$71,050

(i)	During 2012, stock-based compensation of $13.2 million (2011 - $32.6 million) relating to the development of the Oyu Tolgoi mine was capitalized as property, plant and equipment.

In addition, during 2012, as a result of implementing the board and management changes contemplated in the Memorandum of Agreement, 5,031,933 options vested in accordance with the terms of these awards.

(b)	Rio Tinto Placements

In 2006, the Company and Rio Tinto formed a strategic partnership and entered into a private placement agreement whereby Rio Tinto would invest in Turquoise Hill. Since 2006 the parties have entered into a series of agreements pursuant to which Rio Tinto has provided equity and debt financing to Turquoise Hill. As a result of these transactions, Rio Tinto holds a significant investment interest in Turquoise Hill. These transactions are set out below:

(Stated in thousands of U.S. dollars, except for share amounts)
Nature of Investment by Rio Tinto	Period	Number of Shares Acquired (1)	Proceeds/ Transaction Value
Private Placement - Tranche 1	2006	37,089,883	$303,395
Anti Dilution Shares	2008	243,772	612
Private Placement - Tranche 2	2009	46,304,473	388,031
March 2010 Private Placement	2010	15,000,000	240,916
Exercise of Series A Warrants	2010	46,026,522	393,066
Conversion of Convertible Credit Facility	2010	40,083,206	400,832
Exercise of Anti Dilution Warrants	2010	720,203	2,229
Partial exercise of Series B Warrants	2010	33,783,784	300,000
Rights Offering	2011	34,387,776	477,302
Exercise of remaining Series B Warrants	2011	14,070,182	119,737
Exercise of Anti Dilution Warrants	2011	827,706	2,527
Exercise of Series C Warrants	2011	40,224,365	379,316
Exercise of Subscription Right	2011	27,896,570	535,908

Balance at December 31, 2011		336,658,442	$3,543,871
Exercise of Subscription Right (2)	January 2012	439,216	8,489
Rights Offering	July 2012	133,585,562	935,099

Balance at December 31, 2012		470,683,220	$4,487,459

(1)	Shares acquired excludes other purchases made by Rio Tinto from third parties.
(2)

In January 2012, Turquoise Hill received $8.5 million from Rio Tinto following Rio Tinto’s decision to exercise the subscription right granted to Rio Tinto as part of the terms of the December 2010 Heads of Agreement between Rio Tinto and Turquoise Hill.

On January 24, 2012, Rio Tinto announced that it had increased its stake in the Company to 51.0% from 49.0%, by purchasing an additional 15.1 million common shares of the Company from two sellers in a privately negotiated transaction.

As at December 31, 2012, Rio Tinto’s equity ownership in the Company was 50.8% (December 31, 2011 - 48.9%).

(c)	Series D Warrants

On April 17, 2012, the Company signed a Memorandum of Agreement with Rio Tinto. Under the terms of this agreement and the May 22, 2012 amendment thereto, the Company agreed to issue 55 million Series D Warrants to Rio Tinto upon filing the rights offering preliminary prospectus on May 22, 2012. Each Series D Warrant entitles Rio Tinto to purchase one common share of the Company at the warrant’s exercise price at any time during a three year period. The quantity and exercise price of the Series D Warrants were both subject to certain anti-dilution provisions connected to the rights offering. After the rights offering closed on July 26, 2012, the number of Series D Warrants was increased to 74,247,460 and the exercise price was set at $10.37.

Turquoise Hill has recorded an amount of $164.4 million in equity attributable to the fair value of the Series D Warrants, and a corresponding amount was expensed as financing costs during 2012. As at May 22, 2012, the fair value of the Series D Warrants was determined using the Black-Scholes option-pricing model, using the following assumptions:

Exercise price	$10.33
Theoretical ex-rights share price	$8.62
Risk-free interest rate	0.46%
Expected life	3.0 years
Expected volatility	60%
Expected dividends	Nil

(d)	2012 Rights Offering

In June 2012, the Company filed a final short form prospectus for a rights offering open to all shareholders on a dilution-free, equal participation basis. In accordance with the terms of the rights offering, each shareholder of record as at June 19, 2012 received one right for each common share held. Every 20 rights held entitled the holder thereof to purchase seven common shares of the Company at $7.00 per share or Cdn$7.17 per share, at the election of the holder. The rights traded on the TSX, NYSE and NASDAQ and expired on July 19, 2012.

Under the Memorandum of Agreement and the May 22, 2012 amendment thereto, Rio Tinto agreed to provide a standby commitment for the full amount of the rights offering in exchange for a standby commitment fee equal to 4% of the gross rights offering proceeds. Under the standby commitment, Rio Tinto was required to acquire any common shares of the Company not taken up under the rights offering. Because the rights offering was oversubscribed, Rio Tinto did not purchase any shares under its standby commitment.

Upon the closing of the rights offering in July 2012, the Company issued a total of 259,558,050 common shares for gross proceeds of $1.8 billion. Expenses and fees relating to the rights offering totalled approximately $75.4 million, including the $72.8 million standby commitment fee paid to Rio Tinto, and reduced the gross proceeds recorded as share capital.

(d)	2012 Rights Offering (continued)

Under the terms of the rights offering, the monetary amount to be received by the Company upon the exercise of rights was not fixed. Each holder of rights could elect either the $7.00 or Cdn$7.17 subscription price. Furthermore, the Cdn$7.17 subscription price was not denominated in the Company’s U.S. dollar functional currency. Therefore, the pro rata distribution of rights to the Company’s shareholders was accounted for as a derivative financial liability measured at fair value.

On June 14, 2012, rights to be issued under the rights offering began trading on a “when issued” basis. On this date, the Company recognized an aggregate derivative financial liability of $688.4 million associated with the Company’s legal obligation to carry out the rights offering and deficit was adjusted by a corresponding amount. This derivative financial liability comprised $344.8 million attributable to rights held by the Company’s noncontrolling shareholders and $343.6 million attributable to rights held by Rio Tinto. Each reporting period, the derivative financial liability is remeasured at fair value with changes being recognized in earnings. During 2012, Turquoise Hill recognized a derivative gain of $194.7 million.

The derivative financial liability was settled as rights were exercised or expired unexercised. A total of $493.7 million was reclassified from the derivative financial liability to share capital, representing the fair value of rights exercised. At expiry, a total of $0.1 million was reclassified from the derivative financial liability to additional paid-in capital, representing the fair value of rights that expired unexercised.

Under the amendment to the Memorandum of Agreement, Rio Tinto confirmed that it would take up its full basic subscription privilege under the $1.8 billion rights offering with respect to its 51% shareholding, subject to certain conditions. Rio Tinto was committed to exercising its full basic subscription privilege regardless of whether or not the rights are in the money. Accordingly, the fair value of the derivative financial liability attributable to rights held by Rio Tinto was estimated using a forward contract pricing model, using the following assumptions:

	July 19, 2012	June 14, 2012
Theoretical ex-rights share price	$8.93	$9.52
Risk-free rate of return	0.00%	0.17%
Spot Cdn$ exchange rate	1.02	0.98

The fair value of the derivative financial liability attributable to rights held by the Company’s noncontrolling shareholders was determined by reference to published market quotations for the rights.

(e)	2011 Rights Offering

In December 2010, the Company filed a final short form prospectus for a rights offering open to all shareholders on a dilution-free, equal participation basis. In accordance with the terms of the rights offering, each shareholder of record as at December 31, 2010 received one right for each common share held. Every 100 rights held entitled the holder thereof to purchase 15 common shares of the Company at $13.88 per share or Cdn$13.93 per share, at the election of the holder. The rights traded on the TSX, NYSE and NASDAQ and expired on January 26, 2011.

Upon the closing of the rights offering, the Company issued a total of 84,867,671 common shares for gross proceeds of $1.18 billion. Expenses and fees relating to the rights offering totalled approximately $27.3 million.

Under the terms of the rights offering, the monetary amount to be received by the Company upon the exercise of rights was not fixed. Each holder of rights could elect either the $13.88 or Cdn$13.93 subscription price. Furthermore, the Cdn$13.93 subscription price was not denominated in the Company’s U.S. dollar functional currency. Therefore, the pro rata distribution of rights to the Company’s shareholders was accounted for as a derivative financial liability measured at fair value.

On December 23, 2010, rights to be issued under the rights offering began trading on a “when issued” basis. On this date, the Company recognized a derivative financial liability of $901.9 million associated with the Company’s legal obligation to carry out the rights offering and deficit was adjusted by a corresponding amount. Each reporting period, the derivative financial liability was remeasured at fair value with changes being recognized in earnings. During 2011, Turquoise Hill recognized a derivative loss of $432.5 million.

The derivative financial liability was settled as rights were exercised or expired unexercised. A total of $1.19 billion was reclassified from the derivative financial liability to share capital, representing the fair value of rights exercised. At expiry, a total of $5.7 million was reclassified from the derivative financial liability to additional paid-in capital, representing the fair value of rights that expired unexercised.

The fair value of the derivative financial liability was determined by reference to published market quotations for the rights.